                                                                    EXHIBIT 10.4

                              PURCHASE AGREEMENT

     PURCHASE AGREEMENT (the "Agreement") is entered into as of May 30, 1997,
                              ---------
between CellStar (Asia) Corporation Ltd., a company organized and existing under the laws of Hong Kong ("CellStar Asia"), and Leap International PTE LTD, a
                        -------------
company organized and existing under the laws of Singapore ("Leap").
                                                             ----

                                   RECITALS
                                   --------

A. Leap owns 100,000 ordinary shares, par value S$1.00, of CellStar Pacific PTE LTD (the "CellStar Pacific Stock").
                   ----------------------

B. CellStar Asia wishes to purchase from Leap 15,385 shares of the CellStar Pacific Stock (the "CellStar Pacific Shares") for cash consideration
                         -----------------------
     payable at the Closing (as hereinafter defined).

                                   AGREEMENT
                                   ---------

     Based on the foregoing and the mutual promises contained herein, the parties agree as follows:

                                   ARTICLE 1

                               Sale and Purchase
                               -----------------

     Upon the terms and subject to the conditions contained in this Agreement, and on the basis of the representations, warranties, covenants and agreements set forth herein, Leap shall sell, convey, transfer, assign and deliver to CellStar Asia, and CellStar Asia shall purchase from Leap, at the Closing, the CellStar Pacific Shares in consideration for the payment of Five Hundred Thousand Twelve and 50/100's US Dollars (US$500,012.50) (the "Closing Payment").
                                                              ---------------

                                   ARTICLE 2

                              Closing Deliveries
                              ------------------

     2.1  CellStar Asia's Deliveries.  CellStar Asia agrees to deliver to Leap
          --------------------------
at the Closing the following items:

          (a) Closing Payment.  The Closing Payment, by wire transfer of next-
              ---------------
day funds to the account previously identified by Leap.

     2.2  Leap's Deliveries.  Leap hereby delivers to CellStar Asia the
          -----------------
certificates representing the CellStar Pacific Shares, endorsed in blank or accompanied by duly executed share transfers in respect of the CellStar Pacific Shares and duly stamped at Leap's expense.

     2.3  Closing Date.  The consummation of the transactions contemplated by
          ------------
this Agreement (the "Closing") shall take place at the offices of Rodyk & Davidson, 9 Raffles Place #55-01, Republic Plaza, Singapore 048619, after close of business on May 30, 1997, such time and date being herein called the "Closing Date".

                                   ARTICLE 3

                    Representations and warranties of Leap
                    --------------------------------------

     Leap hereby represents and warrants to CellStar Asia:

     3.1  Ownership and Transfer.  Leap has good, valid and marketable title to
          ----------------------
the CellStar Pacific Shares, free and clear of all security interests, liens (choate or inchoate), encumbrances, mortgages, pledges, equities, charges, assessments, restrictions, reservations, defects in title and other burdens and interests of other persons, whether arising by contract or under law or equity (collectively, "Liens"). Consummation of the transactions contemplated hereby
                -----
will transfer to CellStar Asia good, valid and marketable title to the CellStar Pacific Shares, free and clear of all Liens. The CellStar Pacific Stock constitutes all of the issued and outstanding shares of capital stock of CellStar Pacific Pte Ltd ever issued to, or beneficially owned, directly or indirectly, by Leap.

     3.2  No Conflict.  Leap has obtained all consents, qualifications, orders,
          -----------
approvals, or authorizations of any governmental or regulatory authority or any third party, required in connection with Leap's valid execution, delivery and performance of this Agreement and the consummation by Leap of the transaction contemplated hereby. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any violation of the terms of, (ii) contravene or conflict with or
(iii) constitute a default under the Memorandum and Articles of Association of Leap, any agreement to which Leap is a party or any judgment, decree, order, law, rule or regulation or other restriction applicable to Leap and, in each case, would prevent the consummation of the transactions contemplated hereby. Neither the execution, delivery and performance of this Agreement by Leap, nor the consummation of the transactions contemplated hereby will result in the creation of any Lien on the CellStar Pacific Stock.

     3.3  Advisors.  Leap has had an opportunity to consult with its own
          --------
advisors, including its legal, accounting and tax advisors and has assumed full responsibility for determining on Leaps's behalf whether the transactions contemplated by this Agreement are satisfactory to Leap.

Leap has not relied on any advice or work product of CellStar Asia or any of its affiliated entities, or any of their respective directors, officers, agents, attorneys or accountants in determining whether the transactions contemplated hereby are satisfactory to Leap.

                                   ARTICLE 4

                Representations and Warranties of CellStar Asia
                -----------------------------------------------

     CellStar Asia hereby represents and warrants to Leap:

     4.1  Ownership and Transfer.  CellStar Asia is a corporation duly
          ----------------------
organized, validly existing and in good standing under the laws of Hong Kong and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to so qualify. CellStar Asia possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and to carry out the transactions contemplated by this Agreement.

     4.2  Authority.  The execution, delivery and performance of this Agreement
          ---------
have been duly authorized by CellStar Asia. This Agreement constitutes a valid and binding obligation of CellStar Asia, enforceable against CellStar Asia in accordance with its terms.

     4.3  No Conflict.  CellStar Asia has obtained all consents, qualifications,
          -----------
orders, approvals or authorizations of any governmental or regulatory authority or any third party required in connection with CellStar Asia's valid execution, delivery and performance of this Agreement and the consummation by CellStar Asia of the transactions contemplated hereby. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any violation of the terms of, (ii) contravene or conflict with or (iii) constitute a default under the Memorandum and Articles of Association of CellStar Asia, any agreement to which CellStar Asia is a party or any judgment, decree, order, law, rule or regulation or other restriction applicable to CellStar Asia.

                                   ARTICLE 5

                        Conditions Precedent to Closing
                        -------------------------------

     5.1  Conditions Precedent to the Obligation of CellStar Asia to Close.  The
          ----------------------------------------------------------------
obligation of CellStar Asia to close shall be subject to the following conditions precedent:

     (a) Fulfillment by Leap of its obligations and agreements as set forth in this Agreement.

     (b) The representations of Leap contained in this Agreement shall be accurate in all material respects on the date when made and shall also be accurate on the Closing Date to the same extent as if made on such date.

     (c) The execution and delivery at Closing of an Employment Agreement between the CellStar Pacific and Mr. Lim Chai Hock in the form attached hereto as Exhibit A providing for the continued employment of Mr. Lim for a
               ---------
     period of time following the Closing.

     (d) The execution and delivery at Closing of a Registration Rights Agreement between CellStar Corporation and Leap in the form attached hereto as Exhibit B.
        ---------

     (e) The execution and delivery at the Closing of an Exchange Agreement between CellStar Corporation ("CellStar") and Leap in the form attached hereto as Exhibit C.
               ---------

     5.2  Conditions Precedent to the Obligation of Leap to Close.  The
          -------------------------------------------------------
obligation of Leap to close shall be subject to the following conditions precedent:

     (a) Fulfillment by CellStar Asia of its obligations and agreements set forth in this Agreement.

     (b) The representations and warranties of CellStar Asia contained in this Agreement shall be accurate in all material respects on the date when made and shall also be accurate on the Closing Date to the same extent as if made on such date.

     (c) The execution and delivery at Closing of an Employment Agreement between the CellStar Pacific and Mr. Lim in the form attached hereto as Exhibit A providing for the continued employment of Mr. Lim for a period of
     ---------
     time following the Closing.

     (d) The execution and delivery at Closing of a Registration Rights Agreement between CellStar Corporation and Leap in the form attached hereto as Exhibit B.
        ---------

     (e) The execution and delivery at the Closing of an Exchange Agreement between CellStar and Leap in the form attached hereto as Exhibit C.
                                                              ---------

                                   ARTICLE 6

                                Indemnification
                                ---------------

     6.1  Indemnification of CellStar Asia.  Subject to the other provisions of
          --------------------------------
this Article, Leap shall defend, indemnify and hold CellStar Asia harmless from and against, and promptly reimburse CellStar Asia for, any and all loss, expense, damage, deficiency, liability and obligation, including investigative costs, costs of defense, settlement costs and attorneys' fees

(collectively, "Losses"), arising out of or in connection with any breach or
                -------
asserted breach of any representation, warranty or agreement of Leap contained in this Agreement.

     6.2  Indemnification of Leap.  Subject to the other provisions of this
          -----------------------
Article, CellStar Asia shall defend, indemnify and hold Leap harmless from and against, and promptly reimburse Leap for any and all Losses arising out of or in connection with any breach or asserted breach of any representation, warranty or agreement of CellStar Asia contained in this Agreement.

                                   ARTICLE 7

                                 Miscellaneous
                                 -------------

     7.1  Governing Law.  This Agreement shall be interpreted and the rights of
          -------------
the parties determined in accordance with the laws of the United States applicable thereto and the laws of the State of Texas without reference to principles of conflict of laws.

     7.2  Survival.  None of (i) the consummation of the transactions
          --------
contemplated hereby, (ii) the delay or omission of a party to exercise any of its rights hereunder, nor (iii) any investigation or disclosure that any party makes or any knowledge that any party obtains as a result thereof or otherwise, shall affect the liability of the parties to one another for breaches of, or misrepresentations under, this Agreement or prevent any party from relying on the representations and warranties contained herein.

     The liability of any party hereto under Article 6 for breaches of its representations, warranties and agreements made hereunder shall survive the consummation of the transactions described herein.

     7.3  Successors.  The provisions hereof shall inure to the benefit of, and
          ----------
be binding upon, the successors, heirs, executors and administrators of the parties hereto. The parties may assign their respective rights under this Agreement.

     7.4  Entire Agreement; Amendment.  This Agreement constitutes the full and
          ---------------------------
entire understanding and agreement between the parties with regard to the subject matter hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

     7.5  Waiver.  No term or condition of this Agreement shall be deemed to
          ------
have been waived, nor shall there by any estoppel to enforce any provision of this Agreement, except by written instrument of the party charged with such waiver of estoppel.

     7.6  Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand, messenger or reputable overnight courier, and shall be deemed given when received at the addresses of the parties set forth below, or at such other address furnished in writing to the other parties hereto.

     If to CellStar Asia:  CellStar (Asia) Corporation Ltd.
                           509-510, 5/FL, Block B
                           Sing Tao Bldg., 1, Wang Kwong Road
                           Kowloon Bay, Kowloon, Hong Kong
                           Attn: Mr. A. S. Hong

     With copy to:         CellStar Corporation
                           1730 Briercroft Court
                           Carrollton, Texas   75006
                           Attn:  General Counsel

     If to Leap:           Leap International PTE LTD
                           Blk 512, Bukit Batok Street 52
                           #10-518
                           Singapore 650512
                           Attn: Lim Chai Hock

     7.7  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy inuring to any party upon any breach or default of any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies either under this Agreement or by law or otherwise afforded to the parties shall be cumulative and not alternative.

     7.8  Severability.  In case any provision of this agreement shall be
          ------------
invalid, illegal or unenforceable, such provision shall be reformed to the extent necessary to permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.9  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts (including by facsimile transmission), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     7.10 Choice of Forum.  Any lawsuit, controversy, dispute or other
          ---------------
proceeding in respect of this Agreement shall be adjudicated by any state or federal court of competent jurisdiction sitting in Dallas County in the State of Texas. For such purposes, the parties to this Agreement hereby submit and consent to the jurisdiction of such courts.

     7.11 Cooperation.  The parties to this Agreement shall use reasonable
          -----------
efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done all things reasonably necessary (including executing additional instruments or agreement), proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

     7.12 Confidential Information.  Leap acknowledges that it has received
          ------------------------
confidential and proprietary information of and concerning CellStar Asia and Leap hereby covenants that ,unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, it will not disclose to any person such confidential information unless it is previously made public by CellStar Asia, and that Leap will not use such confidential information in any capacity.

     This Agreement has been executed and delivered as of the date first written above.


                              CELLSTAR (ASIA) CORPORATION LTD.


                              By:   /s/ Alan H. Goldfield
                                  --------------------------------
                                    Alan H. Goldfield
                                    Director and Chairman


                              LEAP INTERNATIONAL PTE LTD



                              By:   /s/ Lim Chai Hock
                                  --------------------------------
                                    Lim Chai Hock
                                    General Manager

                                                                       EXHIBIT A


                             EMPLOYMENT AGREEMENT
                             --------------------

   This Employment Agreement (the "Agreement"), dated as of the 1st day of June, 1997, is by and between CELLSTAR PACIFIC PTE. LTD., a company organized and existing under the laws of Singapore (the "Company"), and LIM CHAI HOCK (the "Employee").

   WHEREAS, the Employee has intimate knowledge of the cellular markets in Singapore, Malaysia, Thailand, Indonesia, Philippines and Brunei (hereinafter the "Asean Region") and India, Pakistan, Sri Lanka and Bangladesh (hereinafter the "Indian Sub-Continent") and Vietnam (the Asean Region, Indian Sub-Continent and Vietnam hereinafter collectively referred to as the "Territory"); and

   WHEREAS, the Employee has played a crucial role in the organization and development of the Company and the Company's business in the Territory; and

   WHEREAS, the Board of Directors of the Company desires to assure the Company of the Employee's continued employment in an executive capacity and to compensate him therefore; and

   WHEREAS, the Employee desires to commit himself to serve the Company on the terms herein provided;

   NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein contained, the parties hereto agree as follows:

   1. EMPLOYMENT.  The Company hereby agrees to employ the Employee, and the
      ----------
Employee hereby agrees to serve the Company, on the terms and conditions set forth herein for the period commencing on the date hereof and expiring May 31, 1998, (the period from the date hereof through May 31, 1998, or the date of such termination, as the case may be, being herein called the "Employment Period").

   2. DUTIES.
      ------

      2.1 General Duties.  During the Employment Period, the Employee shall
          --------------
serve the Company in the capacity of General Manager with duties consistent therewith and set forth in Exhibit A or such other duties as may be reasonably assigned to him from time to time by the Board of Directors of the Company.

      2.2 Primary Activity.  During the Employment Period, the Employee shall
          ----------------
devote all of his working time and energy to the interests and business of the Company and its subsidiaries; provided, however, that the Employee shall be excused from performing any services for the

Company hereunder during the periods of temporary illness or incapacity and during reasonable vacations. While it is acknowledged that the duties of an Employee may require from time to time attention to business at times other than normal business hours, it is intended by the parties hereto that the Employee shall perform his duties hereunder during normal business hours. During the Employment Period, the Employee shall, to the best of his skill and ability, use his best efforts and endeavors to the extension and promotion of the business of the Company, to the proper servicing of such business, and to the protection of the good will of such business, both as now enjoyed and hereafter acquired.

      2.3 Non-Competition.  The Employee recognizes and understands that in
          ---------------
performing the duties and responsibilities of his employment as outlined in this Agreement, the Employee will occupy a position of trust and confidence, pursuant to which the Employee has and will develop and acquire experience and knowledge with respect to various aspects of the business of the Company and the manner in which that business is conducted. It is the express intent and agreement of the Employee and Company that this knowledge and experience shall be used in the furtherance of the business interests of the Company and not in any manner which would be detrimental to the business interests of the Company. The Employee therefore agrees that, so long as the Employee is employed pursuant to this Agreement and for a period of twelve (12) months following the termination of this Agreement for any reason, the Employee will not invest, engage or participate in any manner whatsoever, either personally or in any status or capacity (other than as a shareholder of less than One Percent (1%) of the capital stock of a publicly owned corporation) in any business or other entity organized for profit which is engaged in the wholesale distribution of cellular, PCS and paging products in significant competition with the Company in the markets in which the Company conducts business during the term of this Agreement.

      2.4 Covenant and Agreement to Protect Trade Secrets.  The Employee
          -----------------------------------------------
covenants and agrees that, for the protection of the business and goodwill of the Company, he will not at any time, other than in the regular course of business of the Company, in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm, corporation, association or entity in any manner whatsoever any information of any kind, nature or description concerning the Company's manner of operation, its plans or other data of any kind, nature or description, including, without limitation, all files, records, programs, supporting documents, general documents, sales and marketing programs, sales tactics, price information, cost information, customer lists, supplier lists, employee lists, financial and accounting data, business plans, bank accounts and similar items related to the business of the Company without regard to whether any or all of the foregoing matters would be deemed confidential, material or important. Upon termination of this Agreement for any reason, the Employee shall not retain originals or copies of any records or information with respect to the Company or any activity of the Company or with respect to any of the Company's affiliates or their activities.

   3. COMPENSATION.  As full compensation to the Employee for performance of his
      ------------
services herein, the Company agrees to pay the Employee and the Employee agrees to accept the following salary and other benefits during the Employment Period:

      3.1 Salary.  The Company shall pay the Employee a salary at the monthly
          ------
rate of S$24,000.00 (exclusive of the employer's portion of the required contribution to the Central Provident Fund). The salary due the Employee hereunder shall be payable in monthly installments. The Company and Employee may by mutual written agreement agree to increase or decrease the amount of compensation payable to Employee during any specified period during the term of this Agreement provided that such written Agreement is entered into prior to the period for which any adjustment of compensation is applicable. The Company may, from time to time at the discretion of the Board of Directors, pay a bonus or bonuses to Employee based upon the performance of the Company and the Employee. Any and all amounts paid to Employee hereunder as salary or bonuses shall be paid less any amounts required to be withheld by the Company from time to time from such amount under any applicable Federal, State or local income tax laws or similar laws then in effect.

      3.2 Expense Accounts.  The Employee shall be entitled to a business
          ----------------
expense account not to exceed S$5,000.00 per month, unless otherwise approved by the Board of Directors, for all expenses properly incurred by the Employee in performance of his duties.

      3.3 Further Benefits.  The Employee shall be entitled to participate in
          ----------------
any health, accident or similar employee benefit plans provided by the Company generally to its employees to the extent commensurate with the participation therein of executives of the Company. The Employee shall also be entitled to such vacation time (not less than two weeks) during each year of his employment hereunder as the Board of Directors of the Company may permit, to be taken at such times and in such period as the Employee shall determine upon giving reasonable notice to the Company.

   4. TERMINATION OF AGREEMENT.
      ------------------------

      4.1 Events of Termination.  The Employment Period shall cease and
          ---------------------
terminate upon the earliest to occur of (i) the close of business on May 31, 1998, (ii) death of the Employee, (iii) the mutual agreement of the Board of Directors, or (iv) in the event that the Board of Directors elects to terminate this Agreement for one of the following causes:

      (a) should Employee, for reasons other than illness, injury or permitted vacations, be absent from the Company for more than 14 consecutive days without the consent of the Board of Directors of the Company;

      (b) should the Employee fail to comply with reasonable policies, standards and regulations established by the Board of Directors of the Company from time to time;

      (c) should the Employee breach the terms of this Agreement; or

      (d) should Employee be convicted of a crime punishable by imprisonment or otherwise involving dishonesty, fraud or breach of trust.

      4.2 Effect of Termination.  This Agreement and all liabilities and
          ---------------------
obligations of the parties hereto hereunder shall cease and terminate effective upon the termination of the Employment Period; provided, however, that the Company shall pay the Employee that portion of the Employee's salary which has accrued but remains unpaid prior to the date of termination. Any such unpaid salary shall be paid to the Employee within ten (10) days of the date of termination. Upon termination of this Agreement, any and all expense accounts and memberships granted to the Employee shall be forfeited. Pursuant to such termination, the Employee shall immediately return to the Company any and all credit cards relevant to the above stated benefits.

      4.3 Remedies.  Nothing herein contained shall be construed as prohibiting
          --------
any party hereto from pursuing any remedy available to it for any breach of any provision hereof.

   5. NOTICE.  All notices, requests, demands and other communications hereunder
      ------
shall be in writing and shall be deemed to have been given if delivered by hand or mailed by first class, registered mail, return receipt requested, postage and registry fees prepaid and addressed, if to Employee at Blk 512, Bukit Batok Street 52, #10-518, Singapore 650512; and if to the Company, c/o Rodyk & Davidson, 9 Raffles Place #55-01, Republic Plaza, Singapore 048619, with a copy to CellStar Corporation, 1730 Briercroft Court, Carrollton, Texas 75006, Attn:
President. An address may be changed by notice in writing signed by the addressee.

   6. MISCELLANEOUS.
      -------------

      6.1 Nonassignment.  Neither party hereto may assign this Agreement or any
          -------------
rights or obligations hereunder without the prior written consent of the other party hereto. The provisions of this Agreement shall be binding upon the estate or beneficiaries of the Employee, and upon the permitted successors and assigns of the parties hereto.

      6.2 Entire Agreement.  This Agreement along with the attached Exhibit sets
          ----------------
forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, pertaining to the subject matter hereof; and this Agreement shall not be modified or amended except by written agreement of the Employee and the Company.

      6.3 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE SINGAPORE.

      6.4 Partial Invalidity.  The invalidity or unenforceability in a
          ------------------
particular circumstance of any portion of this Agreement shall not extend beyond such provision or such circumstance, and no other provision hereof shall be affected thereby.

      6.5 Headings.  Descriptive headings are for convenience only and shall not
          --------
control or affect the meaning or construction of any provision of this Agreement.

      6.6 Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                  THE COMPANY
                                  CELLSTAR PACIFIC PTE LTD.


                                  By:
                                      -----------------------------
                                  Name:
                                        ---------------------------
                                  Title:
                                         --------------------------

                                  THE EMPLOYEE


                                  ---------------------------------
                                  LIM CHAI HOCK

                                   EXHIBIT A
                                   ---------


                           DUTIES OF GENERAL MANAGER

-- Conduct the day to day business of the Company.

-- Report to the Board of Directors and achieve the goals and objectives as determined by the Board.

-- Ensure continuous growth in revenue and profitability of Company throughout the region as directed by the Board.

-- At all times represent and position Company as a professional, responsible and ethical company.

-- Put in place programs to ensure total customer satisfaction.

-- Develop a core team of professionals that will ensure continuous and steady growth of Company.

                                                                       EXHIBIT B

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of May
                                         ---------
30, 1997, between Leap International PTE LTD ("Leap") and CellStar Corporation
                                               ----
(the "CellStar").
      --------

                                   RECITALS
                                   --------

A. CellStar and Leap are parties to an Exchange Agreement dated as of May 30, 1997, (the "Exchange Agreement"), pursuant to which CellStar has purchased
                 ------------------
     shares of capital stock of CellStar Pacific PTE LTD ("CellStar Pacific")
                                                           ----------------
     held by Leap.

B. In consideration of the transactions described in the Exchange Agreement, CellStar now wishes to grant to Leap registration rights in 114,583 of the shares of Common Stock, par value $0.01 (the "CellStar Stock"), of CellStar
                                                   --------------
     transferred to Leap under the Exchange Agreement, represented by certificate number __________.

                                   AGREEMENT
                                   ---------

     Based on the foregoing and the mutual promises contained herein, the parties agree as follows:

                       Registration of the CellStar Stock
                       ----------------------------------

     1.   Incidental Registration.  If CellStar proposes to file a registration
          -----------------------
statement pursuant to the Securities Act of 1933 (the "1933 Act") under Form
                                                       --------
S-1, S-2, S-3, or any similar form, then CellStar shall use its reasonable best efforts to include under such registration statement all shares of the CellStar Stock that Leap may request, limited to:

     (i) One registration statement that becomes effective under the Securities Act in which Leap is not subject to reduction in clause (ii) below; and

     (ii) CellStar Stock not in an amount in excess of an amount that will, in the opinion of the managing underwriter of any offering, adversely affect such offering;

     2.   Cutback.  If Leap is required, pursuant to clause (ii) above, to
          -------
reduce the number of shares of CellStar Stock registered, then persons requesting registration of shares pursuant to registration rights that are not subject to reduction shall first be permitted to register their shares. Leap shall be permitted to register a fraction of all shares then remaining available for registration, if any, equal to the quotient of the number of shares for which Leap has requested registration, divided by the total of the number of shares for which Leap has requested registration plus all other shares for which other stockholders have requested registration and that are subject to reduction.

     3.   Conditions to Registration.  (a) As a condition to Leap's
          --------------------------
participation in any underwritten offering, Leap shall (i) execute the underwriting agreement reasonably agreed on by CellStar and the underwriter,
(ii) pay its pro rata share of offering expenses, all underwriting discounts, selling commissions and transfer taxes applicable to its shares and the fees of its own counsel, if any, and (iii) cooperate with, and provide information to, CellStar in connection with the preparation of the registration statement and the sale of stock contemplated thereby.

     (b) As a condition to Leap's participation in any registration that is not an underwritten offering, Leap shall (i) pay its pro rata share of offering expenses and transfer taxes applicable to its shares and the fees of its own counsel, if any, and (ii) cooperate with, and provide information necessary to effect such registration to, CellStar in connection with the preparation of the registration statement and the sale of stock contemplated thereby.

     4.   Governing Law.  This Agreement shall be interpreted and the rights of
          -------------
the parties determined in accordance with the laws of the United States applicable thereto and the laws of the State of Texas without reference to principles of conflict of laws.

     5.   Successors.  The provisions hereof shall inure to the benefit of, and
          ----------
be binding upon, the successors, heirs, executors and administrators of the parties hereto. This agreement is not assignable.

     6.   Entire Agreement; Amendment.  This Agreement constitutes the full and
          ---------------------------
entire understanding and agreement between the parties with regard to the subject matter hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

     7.   Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand, messenger, or reputable overnight courier, and shall be deemed given when received at the addresses of the parties set forth below, or at such other address furnished in writing to the other parties hereto.

     If to CellStar:  CellStar Corporation
                      1730 Briercroft Court
                      Carrollton, Texas 75006
                      Attn:  General Counsel

     If to Leap:      Leap International PTE LTD
                      Blk 512, Bukit Batok Street 52
                      #10-518
                      Singapore 650512
                      Attn:  Lim Chai Hock

     8.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts (including by facsimile transmission), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     9.   Choice of Forum.  Any lawsuit, controversy, dispute or other
          ---------------
proceeding in respect to this Agreement shall be adjudicated by any state or federal court of competent jurisdiction sitting in Dallas County in the State of Texas. For such purposes, the parties to this Agreement hereby submit and consent to the jurisdiction of such courts.

     This Agreement has been executed and delivered as of the date first written above.


                              LEAP INTERNATIONAL PTE LTD



                              By:
                                  ----------------------------
                                    Lim Chai Hock
                                    General Manager



                              CELLSTAR CORPORATION



                              By:
                                  ----------------------------
                                    Alan H. Goldfield
                                    Chairman and CEO

                                                                       EXHIBIT C

                               EXCHANGE AGREEMENT

     EXCHANGE AGREEMENT (the "Agreement") is entered into as of May 30, 1997,
                              ---------
between CellStar Corporation, a Delaware corporation ("CellStar"), and Leap
                                                       --------
International PTE LTD, a company organized and existing under the laws of Singapore ("Leap").
            ----

                                    RECITALS
                                    --------

A. Leap owns 100,000 ordinary shares, par value S$1.00, of CellStar Pacific PTE LTD (the "CellStar Pacific Stock").
                   ----------------------

B. CellStar and Leap wish to exchange 114,583 shares of common stock, $0.01 par value (the "CellStar Stock") of CellStar for 84,615 shares of the
                     --------------
     CellStar Pacific Stock (the "CellStar Pacific Shares").
                                  -----------------------

                                   AGREEMENT
                                   ---------

     Based on the foregoing and the mutual promises contained herein, the parties agree as follows:

                                   ARTICLE 1

                                    Exchange
                                    --------

     Upon the terms and subject to the conditions contained in this Agreement, and on the basis of the representations, warranties, covenants and agreements set forth herein, CellStar hereby sells, conveys, transfers, assigns and delivers the CellStar Stock in exchange for the CellStar Pacific Shares, and Leap hereby sells, conveys, transfers, assigns and delivers the CellStar Pacific Shares in exchange for the CellStar Stock.

                                   ARTICLE 2

                               Closing Deliveries
                               ------------------

     2.1  CellStar's Deliveries.  CellStar agrees to deliver to Leap at the
          ---------------------
Closing the following items:

          (a)  Stock Certificates.  Certificates representing the CellStar
               ------------------
Stock, registered in such name or names and in such denominations as Leap shall have notified CellStar prior to the Closing, with any necessary transfer stamps, acquired at CellStar's expense, affixed. The number of shares of CellStar Stock exchanged hereunder was calculated by the parties to equal US$2,750,000, based upon recent market prices of CellStar common stock.

     2.2  Leap's Deliveries.  Leap hereby delivers to CellStar the certificates
          -----------------
representing the CellStar Pacific Shares accompanied by duly executed share transfers in respect of the CellStar Pacific Shares and duly stamped at Leap's expense.

     2.3  Closing Date.  The consummation of the transactions contemplated by
          ------------
this Agreement (the "Closing") shall take place at the offices of Rodyk & Davidson, 9 Raffles Place #55-01, Republic Plaza, Singapore 048619, after close of business on May 30, 1997, such time and date being herein called the "Closing Date".

                                   ARTICLE 3

                     Representations and Warranties of Leap
                     --------------------------------------

     Leap hereby represents and warrants to CellStar:

     3.1  Ownership and Transfer.  Leap has good, valid and marketable title to
          ----------------------
the CellStar Pacific Shares, free and clear of all security interests, liens (choate or inchoate), encumbrances, mortgages, pledges, equities, charges, assessments, restrictions, reservations, defects in title and other burdens and interests of other persons, whether arising by contract or under law or equity (collectively, "Liens"). Consummation of the transactions contemplated hereby
                -----
will transfer to CellStar good, valid and marketable title to the CellStar Pacific Shares, free and clear of all Liens. The CellStar Pacific Stock constitutes all of the issued and outstanding shares of capital stock of CellStar Pacific Pte Ltd ever issued to, or beneficially owned, directly or indirectly, by Leap.

     3.2  No Conflict.  Leap has obtained all consents, qualifications, orders,
          -----------
approvals, or authorizations of any governmental or regulatory authority or any third party, required in connection with Leap's valid execution, delivery and performance of this Agreement and the consummation by Leap of the transaction contemplated hereby. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any violation of the terms of, (ii) contravene or conflict with or
(iii) constitute a default under the Memorandum and Articles of Association of Leap, any agreement to which Leap is a party or any judgment, decree, order, law, rule or regulation or other restriction applicable to Leap and, in each case, would prevent the consummation of the transactions contemplated hereby. Neither the execution, delivery and performance by Leap of this Agreement, nor the consummation of the transactions contemplated hereby will result in the creation of any Lien on the CellStar Pacific Stock.

     3.3  Investment Representations.
          --------------------------

          (a)  Suitability as an Investor.  Leap (i) is an "Accredited
               --------------------------                   ----------
Investor," as that term is defined in Regulation D under the Securities Act of
--------
1933, as amended (the "1933 Act"), or has such knowledge, skill and experience
                       --------
in business and financial matters that it is capable of evaluating the merits and risks of an investment in the CellStar Stock and the suitability thereof as an investment for it, (ii) understands that an investment in the CellStar Stock involves a risk of financial loss, and (iii) has received such documents and information as it has requested and has had an opportunity to ask questions of officials of CellStar and to receive satisfactory answers concerning the terms and conditions of the investment proposed herein, and based thereon, Leap believes it can make an informed investment decision.

          (b)  Investment.  Leap is acquiring the CellStar Stock for investment
               ----------
for its own account and not with a view to, or for resale in connection with, any distribution thereof in violation of federal and state securities laws.

          (c)  Restricted Securities.  Leap understands that the shares of
               ---------------------
CellStar Stock transferred hereunder have not been registered under applicable state or federal securities laws of the United States by reason of certain exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of Leap's representations and investment intent as expressed herein. Leap understands that any shares of CellStar Stock transferred hereunder may be offered, resold, pledged or otherwise transferred only (a) to CellStar, (b) pursuant to an exemption from registration in accordance with Rule 144 (if available) or another available exemption under the 1933 Act or (c) pursuant to an effective registration statement under the 1933 Act, in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction subject to CellStar's right prior to any resale pursuant to clause (b) above to require delivery of any opinion of counsel, certification or other information satisfactory to CellStar. Leap acknowledges that all shares of CellStar Stock transferred hereunder will bear appropriate legends referencing its investment intent and the restrictions on transfer reflected in this Section.

     3.4  Advisors.  Leap has had an opportunity to consult with its own
          --------
advisors, including its legal, accounting and tax advisors and has assumed full responsibility for determining on Leaps's behalf whether the transactions contemplated by this Agreement are satisfactory to Leap. Leap has not relied on any advice or work product of CellStar or any of its affiliated entities, or any of their respective directors, officers, agents, attorneys or accountants in determining whether the transactions contemplated hereby are satisfactory to Leap.

                                   ARTICLE 4

                   Representations and Warranties of CellStar
                   ------------------------------------------

     CellStar hereby represents and warrants to Leap:

     4.1  Ownership and Transfer.  CellStar is a corporation duly organized,
          ----------------------
validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to so qualify.

CellStar possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and to carry out the transactions contemplated by this Agreement.

     4.2  Authority.  The execution, delivery and performance of this Agreement
          ---------
have been duly authorized by CellStar. This Agreement constitutes a valid and binding obligation of CellStar, enforceable against CellStar in accordance with its terms.

     4.3  No Conflict.  CellStar has obtained all consents, qualifications,
          -----------
orders, approvals or authorizations of any governmental or regulatory authority or any third party required in connection with CellStar's valid execution, delivery and performance of this Agreement and the consummation by CellStar of the transactions contemplated hereby. Neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any violation of the terms of, (ii) contravene or conflict with or (iii) constitute a default under, any agreement to which CellStar is a party or any judgment, decree, order, law, rule or regulation or other restriction applicable to CellStar. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby will result in the creation of any Lien on the CellStar Stock.

     4.4  Authorization of Shares.  The shares of CellStar Stock transferred
          -----------------------
hereunder shall have been, on the Closing Date, duly authorized for issuance and delivery to Leap pursuant to this Agreement against delivery of the CellStar Pacific Shares set forth herein, and, on the Closing Date, will be validly issued, fully paid and non-assessable; the issuances of the shares of CellStar Stock transferred hereunder is not subject to the preemptive or other similar rights of any security holder of CellStar.

                                   ARTICLE 5

                        Conditions Precedent to Closing
                        -------------------------------

     5.1  Conditions Precedent to the Obligation of CellStar to Close.  The
          -----------------------------------------------------------
obligation of CellStar to close shall be subject to the following conditions precedent:

     (a) Fulfillment by Leap of its covenants and agreements as set forth in this Agreement.

     (b) The representations of Leap contained in this Agreement shall be accurate in all material respects on the date when made and shall also be accurate on the Closing Date to the same extent as if made on such date.

     (c) The execution and delivery at Closing of an Employment Agreement between CellStar Pacific and Mr. Lim Chai Hock in the form attached hereto as Exhibit A providing for the continued employment of Mr. Lim for a period
        ---------
     of time following the Closing.

     (d) The execution and delivery at Closing of a Registration Rights Agreement between CellStar and Leap in the form attached hereto as Exhibit
                                                                        -------
     B.
     -

     (e) The execution and delivery at the Closing of a Purchase Agreement between CellStar (Asia) Corporation Ltd. ("CellStar Asia") and Leap in the form attached hereto as Exhibit C.
                             ---------

     5.2  Conditions Precedent to the Obligation of Leap to Close.  The
          -------------------------------------------------------
obligation of Leap to close shall be subject to the following conditions precedent:

     (a) Fulfillment by CellStar of its obligations and agreements set forth in this Agreement.

     (b) The representations and warranties of CellStar contained in this Agreement shall be accurate in all material respects on the date when made and shall also be accurate on the Closing Date to the same extent as if made on such date.

     (c) The execution and delivery at Closing of an Employment Agreement between CellStar Pacific and Mr. Lim in the form attached hereto as Exhibit
                                                                         -------
     A providing for the continued employment of Mr. Lim for a period of time
     -
     following the Closing.

     (d) The execution and delivery at Closing of a Registration Rights Agreement between CellStar and Leap in the form attached hereto as Exhibit
                                                                        -------
     B.
     -

     (e) The execution and delivery at the Closing of a Purchase Agreement between CellStar Asia and Leap in the form attached hereto as Exhibit C.
                                                                   ---------

                                   ARTICLE 6

                                Indemnification
                                ---------------

     6.1  Indemnification of CellStar.  Subject to the other provisions of this
          ---------------------------
Article, Leap shall defend, indemnify and hold CellStar harmless from and against, and promptly reimburse CellStar for, any and all loss, expense, damage, deficiency, liability and obligation, including investigative costs, costs of defense, settlement costs and attorneys' fees (collectively, "Losses"), arising
                                                              ------
out of or in connection with any breach or asserted breach of any representation, warranty or agreement of Leap contained in this Agreement.

     6.2  Indemnification of Leap.  Subject to the other provisions of this
          -----------------------
Article, CellStar shall defend, indemnify and hold Leap harmless from and against, and promptly reimburse Leap for any and all Losses arising out of or in connection with any breach or asserted breach of any representation, warranty or agreement of CellStar contained in this Agreement.

                                   ARTICLE 7

                                 Miscellaneous
                                 -------------

     7.1  Governing Law.  This Agreement shall be interpreted and the rights of
          -------------
the parties determined in accordance with the laws of the United States applicable thereto and the laws of the State of Texas without reference to principles of conflict of laws.

     7.2  Survival.  None of (i) the consummation of the transactions
          --------
contemplated hereby, (ii) the delay or omission of a party to exercise any of its rights hereunder, nor (iii) any investigation or disclosure that any party makes or any knowledge that any party obtains as a result thereof or otherwise, shall affect the liability of the parties to one another for breaches of, or misrepresentations under, this Agreement or prevent any party from relying on the representations and warranties contained herein.

     The liability of any party hereto under Article 6 for breaches of its representations, warranties, covenants and agreements made hereunder shall survive the consummation of the transactions described herein.

     7.3  Successors.  The provisions hereof shall inure to the benefit of, and
          ----------
be binding upon, the successors, heirs, executors and administrators of the parties hereto. The parties may assign their respective rights under this Agreement.

     7.4  Entire Agreement; Amendment.  This Agreement constitutes the full and
          ---------------------------
entire understanding and agreement between the parties with regard to the subject matter hereof. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the parties hereto.

     7.5  Waiver.  No term or condition of this Agreement shall be deemed to
          ------
have been waived, nor shall there by any estoppel to enforce any provision of this Agreement, except by written instrument of the party charged with such waiver of estoppel.

     7.6  Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, or delivered by hand, messenger or reputable overnight courier, and shall be deemed given when received at the addresses of the parties set forth below, or at such other address furnished in writing to the other parties hereto.

     If to CellStar:     CellStar Corporation
                         1730 Briercroft Court
                         Carrollton, Texas   75006
                         Attn: General Counsel

     If to Leap:         Leap International PTE LTD
                         Blk 512, Bukit Batok Street 52
                         #10-518
                         Singapore 650512
                         Attn: Lim Chai Hock

     7.7  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy inuring to any party upon any breach or default of any party under this Agreement shall impair any such rights, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach of default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies either under this Agreement or by law or otherwise afforded to the parties shall be cumulative or not alternative.

     7.8  Severability.  In case any provision of this agreement shall be
          ------------
invalid, illegal or unenforceable, such provision shall be reformed to the extent necessary to permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     7.9  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts (including by facsimile transmission), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     7.10 Choice of Forum.  Any lawsuit, controversy, dispute or other
          ---------------
proceeding in respect of this Agreement shall be adjudicated by any state or federal court of competent jurisdiction sitting in Dallas County in the State of Texas. For such purposes, the parties to this Agreement hereby submit and consent to the jurisdiction of such courts.

     7.11 Cooperation.  The parties to this Agreement shall use reasonable
          -----------
efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done all things reasonable necessary (including executing additional instruments or agreement), proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

     7.13 Confidential Information.  Leap acknowledges that it has received
          ------------------------
confidential and proprietary information of and concerning CellStar and Leap hereby covenants that, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, it will not disclose to any person such confidential information unless it is previously made public by CellStar, and that it will not use such confidential information in any capacity.

     This Agreement has been executed and delivered as of the date first written above.


                              CELLSTAR CORPORATION


                              By:
                                 -----------------------------------------------
                                      Alan H. Goldfield
                                      Chairman and CEO


                              LEAP INTERNATIONAL PTE LTD


                              By:
                                 -----------------------------------------------
                                      Lim Chai Hock
                                      General Manager